Exhibit 10 (m)


November 10, 1995

Mr. Hue Thomas III
Vice President
Owens & Minor, Inc.
The Innsbrook Corporate Center
4800 Cox Road
Glen Allen, VA  23060

Dear Hue,

Attached are the amendments to the Enhanced Authorized Distribution Agency Agreement, dated as of November 16, 1993, which will be effective as on November 1, 1995. In addition the affected Schedules will be replaced and/or added effective November 1, 1995:

     1)   Schedule 1     Reflecting assigned health care organizations
     2)   Schedule 6     Base Cost + Plus Matrix
                 6A      Payment Terms Outline
                6B       System Definition and Pricing
                6BI      System Definition Blended Worksheet
                6C       EOE/EDI Requirements
                6D       Initial Implementation Process
     3)   Schedule 7     ADA Utilization Acknowledgement Form
                7A       ADA Notification Form Changes to the Services
                         Menu
     4)   Schedule 8     Payment Terms Options
     5)   Schedule 12A   Distribution and Pricing of Non-Traditional
                         Products
                12B      List of Non-Traditional Manufacturers and Products
     6)   Schedule 15    Service Menu
                15A      Service Menu Definitions
     7)   Schedule 20    ADA Responsibilities
     8)   Schedule 22A   Service Requirements
                22B      Service Requirements Notification

In the past, VHA has developed action plans with ADA's to address issues of non performance or breach of the ADA Agreement terms. VHA no longer intends to utilize such an action plan process and will simply provide notice of breach in accordance with Section 12 of the ADA Agreement.

Please sign the original of this letter to acknowledge your agreement and acceptance of these amendments and return the originals to my attention. If you have any questions or need additional information please do not hesitate in contacting me at your convenience.

Sincerely,



Larry Dooley
Senior Director, Distribution Services

cc:  Bill Elliott
     Richard Heard

AGREED and ACCEPTED as of this ______ day of November _______, 1995

Owens and Minor, Inc.

By:

Title:

Date:

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Replace Section 1 (7)             in its entirety as follows:

               (7) "Cost" refers to the lowest of (a) (in the case of a Contract Product) the amount provided in the applicable Purchasing Agreement as the price to be billed to the Designated VHA Member and Affiliates without subtraction for cash discounts allowed by Vendors for prompt payment and prior to the addition of the Base Price Matrix, (b) ADA's [this confidential information has been omitted and filed separately with the Commission] in obtaining the products, including actual inbound freight charges not paid or credited by manufacturer and actually paid by ADA not reflected on invoices from manufacturers, distributors or others (such [this confidential information has been omitted and filed separately with the Commission] shall be reduced to reflect proportionately: [this confidential information has been omitted and filed separately with the Commission] and, except for (i) [this confidential information has been omitted and filed separately with the Commission] allowed and rebates paid or credited by vendors for prompt payment and (ii) [this confidential information has been omitted and filed separately with the Commission] provided by ADA to Vendors, any and all value received by ADA or from which ADA derives any direct or indirect benefit related in any way to the product where ADA's cost affected), or (c) the net distributor cost of any product pursuant to any agreement between the Designated VHA Member or Affiliate and the Vendor of such products. In addition to the foregoing, after October 31, 1995, Cost for any product may be increased by the amount equal to the decrease in prompt payment or cash payment discount terms offered by a manufacturer and actually taken on a consistent basis by ADA.

     In Section (6) (A)       in the last sentence in Section (A) change
                              [this confidential information has been
                              omitted and filed separately with the
                              Commission] to [this confidential information has been omitted and filed separately with the Commission]

Delete    Section (6) (A)     (1)  Initial Implementation: in its entirety
                                   and replace with the following:

                              (1)  Initial Implementation: See Schedule
                                   6D for implementation process for new
                                   Designated VHA Members or Affiliates

     In Section (6) (A) (2)   Annual Price Matrix Slotting; replace

                     "On or before April 1 of each year after 1994 during the term of this Agreement"
                              with

                     "On or before July 1 of each year after 1995 during the term of this Agreement"


                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Delete Section (6) (A)        (3)  Quarterly Performance Bonus: in its
                                   entirety with the following:

                  (3)         Semiannual Performance Bonus:

                  Commencing with June 30, 1996, and for each six month period thereafter, each Designated VHA Member or Affiliate whose performance qualifies for a lower cost + plus in the Price Matrix than its current Annual Slotting will receive a Semiannual Performance Bonus from the ADA within thirty (30) days after final sales figures are available from the prior semiannual period in the form of either a check or a credit to the account, at the Designated VHA Member or Affiliate's election. The amount of Semiannual Performance Bonus shall be calculated by taking the difference between the cost + plus percentage of the Designated VHA Member or Affiliate's current Annual Slotting and the cost + plus percentage applicable to the Designated VHA Member or Affiliate's actual performance for the semiannual period multiplied by the total amount of purchases through ADA for that quarter. Semiannual Performance Bonus will not be available for Hospitals who are on a fixed-fee-for-service basis. In these cases, the Pricing Matrix will be used for the purpose of determination of the VHA fee only.

Replace Section 6 (A)         (4)  "Failure to Maintain Slotting: in its
                                   entirety with the following:

                  (4)         Failure to Maintain Slotting"

                  Any Designated VHA Member or Affiliate which fails to maintain actual semiannual performance at least equal to its current Annual Slotting for any semiannual period shall have its Price Matrix location adjusted immediately to reflect actual performance for the most recently completed semiannual period.

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993


Replace Section 6 (E)         Fill Rate, in its entirety with the
                              following:

            (E) Fill Rate, ADA shall maintain for each Designated VHA Member or Affiliate an unadjusted fill rate of 96% for all "A" items. "A" items are defined as those items that are stock items and are ordered by the Designated VHA Member or Affiliate not less than two times per month in accordance with the usage guidelines provided in Schedule 22A.
                     ADA will provide to VHA Member or Affiliate by 2/1 of each year commencing with 2/1/96 and each year after the VHA Members or Affiliate's "A" items list and the ADA and VHA Member or Affiliate will mutually agree to the "A" list by 3/15 of same year.
                     ADA shall maintain for such Designated VHA Member or Affiliate an unadjusted fill rate of 92% on all "Formulary Items." "Formulary Items" are defined as mutually agreed upon stock items ordered by Designated VHA Members or Affiliates at least once per month (other than "A" Items" and in accordance with usage guidelines provided in Schedule 22A. needs to be provided to the VHA Member or Affiliate by the ADA by 2/1/96 and each year after and agreed to by the ADA and VHA Member of Affiliate by 3/15 of same year.
                     Unadjusted fill rate shall be calculated by total number of lines ordered fully delivered, divided by total number of lines ordered.

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993


Replace Section 6 (J)         Delivery of Non-Traditional Products, in its
                              entirety with the following:

            (J) Delivery of Non-Traditional Products, See Schedule 12, 12A and 12B for additional terms of including Non-Traditional Products. "The inclusion of Non-Traditional Products if agreed to be distributed by the ADA to a Designated VHA Member or Affiliate the volume is mandatory and the price is determined as follows:

                     -  VHA Members or Affiliate's base cost + plus
                                        +
                     - Mandatory Non-Traditional Service Fee of [this confidential information has been omitted and filed separately with the Commission]
                                        +
                     -  Service Matrix Fees (if applicable)
                                        =
                     -  Effected Cost + Plus
                                        +
                     -  Actual inbound freight if not paid by manufacturer

                  The Non-Traditional Product List is in Schedule 12B, Each ADA must provide a list of Non-Traditional Manufacturer's and their products.
                  Each month a separate line item report due on the 10th with all other reports, ADA shall provide to VHA and VHA Member or Affiliate with the following detail:

                        -    Manufacturer Name
                        -    Product Name and Description
                        -    Price Charged to VHA Member or Affiliate
                        -    How price was derived to VHA Member or
                             Affiliate

                  See Schedule 12, 12A and 12B for Delivery of Non-Traditional Products

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Add a new Section 6   (M) as follows:

               (M) ADA Service Responsibilities as set forth in Schedule 22, lists the responsibilities of the ADA and the requirements of the Designated VHA Member of Affiliate, with Penalties and rewards for the ADA upon failure to perform or for exceeding service responsibilities expectation.

Replace Section   (7)   (B)  Patient Charge-Item Labelling, in its
                             entirety with the following:

               (B) Patient Charge Labelling ADA shall charge [this confidential information has been omitted and filed separately with the Commission] per label regardless who supplies the label.

     In Section 7    (E)     Emergency Deliveries, at the end of the
                             paragraph add the following:

                     "ADA may charge [this confidential information has been omitted and filed separately with the Commission] for providing product for emergency deliveries"

     In Section 7    (F)     Barcoding, at the end of the paragraph add
                             the following:

                     "ADA may charge [this confidential information has been omitted and filed separately with the Commission] it occurs in providing Barcoding labels"

     In Section 11   (R)     Favored Customer Pricing, at the end of the
                             paragraph add the following:

                     "Upon written request by VHA, each ADA shall provide written verification that the terms and conditions of the ADA Agreement, and in particular the cost + plus and service matrix pricing, provides value to VHA Members of Affiliates no less than the lowest price and greatest value offered by ADA to any other customer other than the government. As competitive situations arise during the term of this Agreement, it will be necessary for VHA and ADA to mutually agree on meeting specific competitive situations that are strategically important to VHA and ADA, in particular with regards to Designated VHA Members or Affiliates request for proposal (RFP), VHA and ADA mutually agree to notify each other within five (5) business days upon receipt of RFP from Designated VHA Member or Affiliate and ADA agrees that any response to the RFP shall be in the context of and pursuant to the terms of this Agreement.

                                 SCHEDULE 1

                   DESIGNATED VHA MEMBERS AND AFFILIATES

              [List of Members and Affiliates assigned to ADA]

                                 SCHEDULE 6

                              COST-PLUS MATRIX
                      (Medical/Surgical Distribution)


                     Monthly $ Volume of Purchases

Utilization    0-                  150,001-       400,001-       750,001-
               150,000             400,000        750,000        And >


31-            [*]                 [*]            [*]            [*]
84%


85-
100%           [*]                 [*]            [*]            [*]




     All Health Care Organizations participating at or below 30% utilization will be charged cost + [this confidential information has been omitted and filed separately with the Commission] notwithstanding performance for monthly volume.


* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6A
                             PAYMENT TERMS OUTLINE

                                 Payment Terms

            [*]-Day Prepay:                       [*] Credit
            Net [*] Days:                         [*] Credit
            Standard Terms:                       [*] purchases due [*]
                                                  [*] purchases due [*]
            Net [*] Days:                              Add [*]
            Net [*] Days:                              Add [*]
            Net [*] Days:                              Add [*]
            Over [*] Days:                        Add additional [*] for
                                                  each 15 days beyond
                                                  [*] days

     No Designated VHA Member or Affiliate can be put on credit hold by their ADA without the ADA notifying in writing the Designated VHA Member or Affiliate and VHA fifteen (15) days prior to credit hold. VHA and ADA will work collectively to remedy the issue with the Designated VHA Member or Affiliate prior to loss of credit privileges. If credit privileges are rescinded to the Designated VHA Member or Affiliate, the Designated Member or Affiliate may be entitled to a C.O.D. relationship with their ADA.

     Days Sales Outstanding ("DSO") is reviewed quarterly and all adjustments to the base cost+plus will be made prospectively on a quarterly basis. DSO is based on the previous quarter's actual quarterly DSO average. No Designated VHA Member or Affiliate will be assessed to a higher DSO charge if the disputed portion of an invoice is not paid due to invoice discrepancies. All invoice discrepancies noted by the Designated VHA Member or Affiliate must be brought to the attention of the ADA by the Designated VHA Member or Affiliate within three (3) business days of receipt of invoice.

     A service charge is due at a monthly rate of the lesser of 1.5% (18% annual) or the maximum legally allowable rate by state/local law on all invoices not paid within the agreed upon payment terms.

* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6B
                           SYSTEM DEFINITION PRICING

     The following system definitions and pricing scenarios are for acute-care systems. Systems cannot add their other health-care provider sites' utilization and volume into the pricing equation. Designated VHA Members or Affiliates that are not part of a system as defined below will otherwise be slotted pursuant to the Agreement.

     (1) If a VHA Shareholder/Partner controls (owns, manages or leases) the related VHA institutions in its system and the system has a minimum utilization of [this confidential information has been omitted and filed separately with the Commission] , and if the system offers centralized ordering and billing, the system may combine its utilization and dollar volume as long as it meets the minimum stated above and may be slotted according to its actual combined utilization and volume.

          The system will be entitled to [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each institution up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged as per the service menu. All other service fees will be charged according to the system's actual combined utilization and volume slot. Delivery sites of the system that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

     (2) If a VHA Shareholder/Partner controls (owns, manages or leases) the related VHA institutions in its system and the system has a combined minimum utilization of [this confidential information has been omitted and filed separately with the Commission], and if the system does not offer centralized ordering and billing, then the system may be slotted by its combined utilization and dollar volume; however, the system will add a [this confidential information has been omitted and filed separately with the Commission] charge to its combined base matrix slot if it does not have centralized ordering and [this confidential information has been omitted and filed separately with the Commission] if it does not have centralized billing, for all institutions in the system.

          The system will be entitled to [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each institution up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged according to the service menu. All other service fees will be charged according to the system's combined actual slotted position. Delivery sites of the system that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

     (3) If a VHA Shareholder/Partner does not control (own, manage or lease) the related VHA institutions, then the system cannot combine its utilization and dollar volume to be slotted. However, it may blend its utilization and volume to be slotted.

          Blended slotting occurs by each VHA health-care organization ("HCO") in the system being slotted by its own utilization and dollar volume. Then the base matrix mark up for each VHA HCO is averaged together on a weighted basis to give the system its actual slot. If the system does not offer centralized ordering, it must add [this confidential information has been omitted and filed separately with the Commission] to its base cost+plus slot; and if it does not have centralized billing, then the system will add a [this confidential information has been omitted and filed separately with the Commission] onto its base cost+plus slot.

          The system will receive [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each organization up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged according to the service menu. All other service charges will be based on the individual organization's pre-blended base matrix mark up. All Delivery sites that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

     (4) For free-standing VHA HCOs or systems that need to develop a different type of relationship with their ADA partners, the VHA HCO, ADA and VHA will work together to develop the relationship outside of the existing matrix concept. This process will be in lieu of the "Distribution Supply Chain Containment Program" that was on the base matrix. Examples of this are Fee-For-Service Programs and Activity-Based Costing Programs. No ADA can enter into an off-matrix program without prior approval from VHA.

                                  SCHEDULE 6B1
                   MED/SURG ADA SYSTEM BLENDING FEE WORKSHEET

SYSTEM NAME:______________________________________________________________

     (1)             (2)           (3)       (4)  (5)        (6)           (7)         (8)

                                                                                     MONTHLY
                                 MONTHLY                                  BASE     DISTRIBUTION
FACILITY NAME        CITY        VOLUME      DSO  EOE    UTILIZATION    COST PLUS   CHARGE [*]


CENTRALIZED ORDERING? IF NO, ADD [*]. CENTRALIZED BILLING? IF NO, ADD [*] DIVIDE TOTAL FOR COLUMN (7) ________________________ BY TOTAL FOR COLUMN (3) ____________________________. THE RESULT IS THE BLENDED COST+PLUS
__________________ PLUS ADDED CHARGES FOR CENTRALIZED ORDERING AND BILLING
__________________. THE RESULT IS THE SYSTEM MONTHLY BLENDED COST+PLUS OF
___________________.

Affiliates which are located further than 100 miles from the ADA branch will incur a [*] per-mile surcharge on all deliveries. Monthly volume, DSO, EOE and utilization will be reviewed quarterly.

* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6C
                              EOE/EDI REQUIREMENTS


EOE: All Designated VHA Members or Affiliates must be at [this confidential information has been omitted and filed separately with the Commission] electronic order entry ("EOE") for all their orders. EOE is calculated as number of lines ordered by EOE, divided by number of lines ordered. If the Designated VHA Member or Affiliate is not at [this confidential information has been omitted and filed separately with the Commission], the following charges will be added to the Designated VHA Member or Affiliate's base cost+plus:

            -  EOE [*]                            [*] add-on to base
                                                      cost+plus
            -  EOE [*]                            [*] add-on to base
                                                      cost+plus

          EOE is reviewed quarterly and is determined by the previous quarterly average.


EDI: Effective July 1, 1996, all Designated VHA Members and Affiliates will be required to use the following EDI transaction sets:

            -  Electronic Invoices                (810)
            -  Electronic Fund Transfer           (820 and 823)
            -  Electronic Price Catalog           (832)

          For each of the above three EDI transaction sets that the Designated VHA Member or Affiliate does not perform, a [this confidential information has been omitted and filed separately with the Commission] charge will be added to the base cost+plus for each of the EDI transaction sets up to a total of [this confidential information has been omitted and filed separately with the Commission]. This will be measured on a quarterly basis and calculated based on the previous quarterly averages for the three transaction sets. A 95% quarterly average must be maintained on all three transaction sets.

*[This confidential information has been omitted and filed separately with the Commission].

                                  SCHEDULE 6D
                         REVISED INITIAL IMPLEMENTATION


     Each Designated VHA Member or Affiliate will go through a revised initial implementation process, outlined as follows:

     1) Each ADA will report the following information to VHA for each Designated VHA Member or Affiliate:

          a)   hospital name/LIC #
          b)   complete address
          c) utilization based on Distributor Profile Form on file with VHA (1995)
          d)   volume
          e)   current slot from original base cost+plus matrix
          f)   current EOE (Electronic Order Entry)
          g) current DSO (Days Sales Outstanding) exclusive of invoices that are in discrepancy
          h)   number of deliveries and current charge if over two per week
          i) complete list of other distribution services and the current charges for those services
          j) current total cost+plus price inclusive of base, EOE, DSO and additional services
          k) new base cost+plus matrix price as determined by revised base cost+plus matrix in Schedule 6
          l)   total new cost+plus inclusive of all add-on fees

     2) VHA, upon receipt of Designated VHA Member or Affiliate information, will verify information for accuracy and make any necessary changes per the revised Enhanced ADA Agreement.

     3) VHA, upon completion of each Designated VHA Member or Affiliate's information, will send out a re-launch package that will provide each Designated VHA Member or Affiliate with all the details on how the Designated VHA Member or Affiliate's distribution service costs were determined.

     4) VHA will, upon revision of Designated VHA Member or Affiliate's distribution cost structure, notify the Designated VHA Member or Affiliate's ADA, who will immediately load the revised Designated VHA Member or Affiliate's distribution cost structure into the ADA's systems and prepare revised price books that will be inclusive of all changes that the revised Enhanced ADA Agreement contains.

     5) Revised distribution cost structure for each Designated VHA Member and Affiliate will go into effect on December 1, 1995.

     6) Any new Designated VHA Member or Affiliate that joins VHA or the medical-surgical ADA program after the completion of the roll out of the revised Enhanced ADA Agreement will follow the steps as outlined here:

          a) If the Designated VHA Member or Affiliate is currently using its declared ADA partner, the Designated VHA Member or Affiliate will follow steps 1-5 as outlined in the revised initial implementation process.

          b) If the Designated VHA Member or Affiliate is not currently using its declared ADA partner, then it must follow these steps:

            (1) declare an ADA partner from the ADAs that serve the Designated VHA Member or Affiliate's marketplace
            (2)   complete a Distributor Profile Form and return it to VHA
            (3)   complete a Utilization Acknowledgment Form
            (4) follow steps 2-5 of the revised initial implementation process

          c) Any requests for variation to the steps outlined in the revised initial implementation need to be reviewed and approved by VHA.

                                   SCHEDULE 7
                  MED/SURG ADA UTILIZATION ACKNOWLEDGMENT FORM

HOSPITAL:

LIC #
City:                    ST
Declared ADA:
Branch/DC:

HCO PURCHASING INFORMATION

Annualized Total Distribution:
Annualized 3rd Quarter through ADA:
Monthly Volume:
HCO Base Cost Plus:           Utilization Percentage:
3rd QTR DSO:        Days      3rd QTR DSO Charge:
3rd QTR EOE:                  3rd QTR EOE Charge:

HCO SERVICE MENU INFORMATION

Service                                         Menu Fee       Charge
Customized Invoices:
Customized Packing Slip:
Combined Packing Slip and Invoice:
Custom Pallet Architecture-Basic:
Custom Pallet Architecture-Expanded:
Extra Weekly Deliveries (each):
Bulk Picked by Department, Delivered to Dock:
LUM Picked by Department, Delivered to Dock*:
LUM Picked by Department, Delivered to Dept*:
LUM Picked by Department, Put Away*:
      Total Service Menu Fees:

TOTAL HCO COST PLUS FEE: *cumulative services, applied to affected sale

                                  SCHEDULE 7A
              ADA NOTIFICATION FORM:  CHANGES TO THE SERVICE MENU

HCO COST PLUS FEE INFORMATION          Current Slotting Information         New Slotting Information
                                       ACTUAL         COST PLUS FEE         ACTUAL     COST PLUS FEE
Cost Plus      Customized            YES or NO            [*]              YES or NO          [*]
Service Menu   Invoices
Options:
               Customized            YES or NO            [*]              YES or NO          [*]
               Packing Slips

               Combined              YES or NO            [*]              YES or NO          [*]
               Packing/Invoice

               Custom Pallet         YES or NO            [*]              YES or NO          [*]
               Architecture-
               Basic

               Custom Pallet         YES or NO            [*]              YES or NO          [*]
               Architecture-
               Expanded

               Extra Weekly          YES or NO                             YES or NO
               Deliveries (.25%)

               Bulk pick/dept.,      YES or NO            [*]              YES or NO          [*]
               dlvr/dock

*cumulative    LUM pick/dept.,       YES or NO            [*]              YES or NO          [*]
(applies to    dlvr/dock*
affected sales)
               LUM pick/dept.,       YES or NO            [*]              YES or NO          [*]
               dlvr/dock*

               LUM pick/dept.,       YES or NO            [*]              YES or NO          [*]
               put away*
                                                                   %                                %


TOTAL SERVICE MENU
COST PLUS FEES

                ADDITIONAL SERVICES BILLED SEPARATELY BY ADA

Affix Patient Charge Labels @ [*] per label
Bar Coded Shelf Labels @ [*]
Emergency Delivery @ [*]
Line Charge of [*] per line, if average order is less than [*] per line

Note: All of the above charges are in addition to the base pricing matrix charges.


Health Care Organization                          VHA - System Services


ADA                                    VHA - Distribution Services

* [This confidential information has been omitted and filed separately with the Commission.]


                                   SCHEDULE 8
                             PAYMENT TERMS OPTIONS



     ADA shall invoice each Designated VHA Member and Affiliate once each month, unless more frequent invoices are requested by Designated VHA Member or Affiliate. Each Designated VHA Member or Affiliate shall select from the following payment options (all deductions or additions are made to the annual slotting locations on the price matrix for that Designated VHA Member or Affiliate):


          _______ [*]-day prepay:      [*] credit
          _______ Net [*] days:        [*] credit
          _______ Standard terms:      [*] purchases due [*]
                                       [*] purchases due [*]
          _______ Net [*] days:        Add [*]
          _______ Net [*] days:        Add [*]
          _______ Net [*] days:        Add [*]
          _______ Over [*] days:       Add additional [*] for each 15 days
                                       beyond [*] days

     All invoice terms run from the date of invoice. Credit for prepay shall be no more than the percent of the amount on deposit with ADA, not the percent of the total monthly/quarterly purchases.

     Taxes, where applicable, will be added to the invoice price of products.

     No Designated VHA Member or Affiliate can be put on credit hold by their ADA without the ADA notifying the Designated VHA Member or Affiliate and VHA in writing fifteen (15) days prior to credit hold. VHA and the ADA will work collectively to remedy the issue with the Designated VHA Member or Affiliate prior to loss of credit privileges. If credit privileges are rescinded to the Designated VHA Member or Affiliate, then the Designated VHA Member or Affiliate is entitled to continue to purchase their products and services from the ADA on a C.O.D. basis.

     DSO is reviewed quarterly, and all adjustments to the base cost+plus will be made only on a quarterly basis. The DSO will be determined by the previous quarter's average DSO, excluding any disputed portions of invoices noted by the Designated VHA Member or Affiliate as in discrepancy. No Designated VHA Member or Affiliate will be charged a higher cost+plus for DSO due to invoices that are in discrepancy. All invoice discrepancies need to be reported to the ADA by the Designated VHA Member or Affiliate within three (3) business days of receipt of the invoice.

     A service charge may be added by the ADA to the Designated VHA Member or Affiliate's monthly outstanding balance of the lesser of 1.5% (18% annually) or the maximum legally allowable rate by local law, on all invoices not paid within the agreed-upon payment terms.


*[This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 12A
                    DISTRIBUTION OF NON-TRADITIONAL PRODUCTS

     When ADAs are requested to distribute Non-traditional Products for the Designated VHA Member or Affiliate, the process for distributing these Products is as follows:

     1) The Designated VHA Member or Affiliate requests the ADA to distribute a Non-traditional Product.

     2) The ADA and Non-traditional Product manufacturer agree to put the Non-traditional Product through distribution.

     3) If the ADA agrees to distribute the Non-traditional Product, the process for pricing the Non-traditional Product will be as follows:

          a)   Non-traditional Product volume is added to Price Matrix.
          b) Non-traditional Product assumes the Designated VHA Member or Affiliate's base cost+plus.
          c) A Non-traditional Product service charge of [this confidential information has been omitted and filed separately with the Commission] is added to the base cost+plus.
          d)   All applicable service fees are added.
          e) Actual inbound freight is added, if not prepaid by manufacturer.

     4) The ADA must provide a list of Non-traditional Product manufacturers and their products, product descriptions and prices charged to each Designated VHA Member or Affiliate and how the prices were determined.

     5) Each month, the ADA must provide VHA with a line-item-detail report on all Non-traditional Products sold and prices charged to each Designated VHA Member or Affiliate.

     6) A list of Non-traditional Product manufacturers and Products is in Schedule 12B.

     7) VHA determines that Non-traditional Products are those products of which sixty percent (60) of the products are sold on a direct basis from the manufacturer to the Designated VHA Member or Affiliate.

                                  SCHEDULE 12B

               NON-TRADITIONAL PRODUCT MANUFACTURERS AND PRODUCTS



       [This list will be sent to each VHA organization at a later date.]

                                  SCHEDULE 15
                                  SERVICE MENU


     SERVICE                                 CHARGE

 Customized Invoices                          [*]

 Customized Packing Slip                      [*]
 Combined Packing Slip and Invoice            [*]

 Custom Pallet Architecture, Basic            [*]

 Custom Pallet Architecture, Expanded         [*]

 Extra Weekly Deliveries                      [*] per extra delivery
 Bulk Picked by Department, Delivered to      [*]
 Dock

 LUM Picked by Department, Delivered to       [*]
 Dock*

 LUM Picked by Department, Delivered to       [*]
 Dept*
 LUM Picked by Department, Put Away*          [*]

 Affix Patient Charge Labels                  [*] per label

 Bar Coded Shelf Labels                       [*]
 Emergency Delivery                           [*]

 Line Charge                                  [*] per line, if average line
                                              order is less than [*] per line


NOTE: Service charges can be included in the HCO's base cost+plus or billed as a separate line item or invoice.





*[This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 15A
                           CUSTOM PALLET ARCHITECTURE

     Custom pallet architecture is separated into two types of services: basic and expanded. The defined activities included under these two services are:

     CUSTOM PALLET ARCHITECTURE   BASIC
          -    items separated on pallet by department or purchase order
          -    items arranged in purchase order input sequence

     CUSTOM PALLET ARCHITECTURE   EXPANDED
          -    items palletized in reverse storeroom location
          -    separate pallet for each department
          -    separate pallet for non-stock items
          -    separate pallet for stock items
          - pallet clearly marked with description and internal routing information

     The following services are provided free of charge and are not included in custom pallet architecture:

          -    box/case labels facing out on pallet
          -    shrink-wrapped pallets
          - pallets arranged to meet HCO weight and/or dimension requirements

                                  SCHEDULE 20

                      PRODUCTS ON WHICH NO VHA FEE IS DUE



1.   All VHA PLUS(R) products

2.   Abbott I.V. solutions and sets, if distributed by the ADA

                                  SCHEDULE 22A
                    ADA SERVICE LEVELS AND RESPONSIBILITIES

      SERVICE           ADA PERFORMANCE          VHA HCO                 ADA PENALTY FOR                ADA REWARD FOR
  RESPONSIBILITY         REQUIREMENTS           PERFORMANCE              FAILURE TO MEET                   EXCEEDING
                                                REQUIREMENTS               PERFORMANCE                     PERFORMANCE
                                                                           REQUIREMENTS                    REQUIREMENTS

 1) FILL RATES      1) "A" LIST 96% FILL       1) "A" LIST 96% FILL       1) "A" LIST 96% FILL         1) "A" LIST FILL 96% FILL

                       a) ADA needs to            a) Needs to be             a) 1 point 94.0 - 95.5%      a) 1 point 96.1 - 97.5%
                          provide "A"                approved by
                          list by 2/1 of             Designated VHA          b) 2 points 92.0 - 93.5%     b) 2 points
                          each year.                 Member or Affiliate                                     (greater than) 98.0%
                                                     by 3/15 of each year.   c) 3 points (less than)91.5%

                       b) ADA needs to            b) All usage for new       d) ADA will reimburse
                          provide Designated         products or changes        Designated VHA member
                          VHA Member or              to current products        or Affiliate for every
                          Affiliate with fill        must be provided to        product from "A" List
                          report by 15th of          ADA 30 days in             that the Designated
                          each month.                advance.                   VHA Member or Affiliate
                                                                                needs to purchase from
                       c) ADA is responsible      c) All usage provided         alternative sources, to
                          for keeping the            must be within 10%(+-)     include product price and
                          List current.              of actual usage.           distribution service costs
                                                                                of different than purchased
                       d) "A" Items are those     d) If "A" List is not         from ADA.
                          that Designated VHA        provided to ADA by
                          Member or Affiliate        3/15, Designated VHA
                          and ADA mutually agree     Member or Affiliate
                          upon; "A" items are        needs to notify VHA.
                          defined as those items
                          that are stock items    e) All product numbers
                          and are ordered by the     must be provided to
                          Designated VHA Member      ADA at time of order.
                          or Affiliate not less
                          than two times per      f) All orders need to
                          month.                     include correct
                                                     product numbers.
                       e) Measured lines ordered
                          vs. lines filled        g) All orders must be placed
                          (unadjusted).              prior to normal orde
                                                     cutoff time as communicated
                       f) Measured on a monthly      by local ADA branch to the
                          average.                   Designated VHA Member or
                                                     Affiliate.



                             ADA PERFORMANCE         VHA HCO PERFORMANCE       ADA PENALTY FOR FAILURE         ADA REWARD FOR
 SERVICE RESPONSIBILITY        REQUIREMENTS              REQUIREMENTS           TO MEET PERFORMANCE              EXCEEDING
                                                                                   REQUIREMENTS                 PERFORMANCE
                                                                                                               REQUIREMENTS
2)  FORMULARY ITEM FILL   2) FORMULARY ITEM FILL    2) FORMULARY ITEM FILL     2) FORMULARY ITEM FILL     2) FORMULARY ITEM FILL
                             a) 92% Fill on            a) Needs to be             a) 1 point 90 - 91.5%      a) 1 point 92.5 -
                                Formulary Items           approved by                                                   94.0%
                                                          Designated VHA          b) 2 points 88 - 89.5%
                             b) Fill will be              Member or Affiliate                                b) 2 points
                                measured monthly          by 3/15 of each         c) 3 points                   (greater than)
                                based on lines            year.                      (less than) 87.5%            94.0%
                                ordered vs. lines
                                fill (unadjusted)      b) All usage for new
                                                          products, additional
                             c) ADA responsible           products or changes
                                for keeping the           to existing products
                                Formulary Items           must be submitted
                                current.                  30 days in advance
                                                          with usage 10%(+-).
                             d) Formulary Items
                                are defined as         c) Designated VHA Member
                                mutually agreed           or Affiliate must notify
                                upon stock items          VHA by 3/15 if list has
                                that the Designated       not been received to
                                VHA Member or             accepted.
                                Affiliate orders
                                at least once per      d) All product numbers
                                month (other than         must be provided to
                                "A" Items).               ADA at the time of
                                                          order.

                                                       e) All orders need to
                                                          include correct product
                                                          numbers.

                                                       f) All orders need to be
                                                          placed prior to normal
                                                          ADA branch cutoff times
                                                          as provided to Designated
                                                          VHA Member or Affiliate by
                                                          ADA branch.





      SERVICE                 ADA PERFORMANCE             VHA HCO                 ADA PENALTY FOR               ADA REWARD FOR
  RESPONSIBILITY                REQUIREMENTS             PERFORMANCE              FAILURE TO MEET                 EXCEEDING
                                                         REQUIREMENTS               PERFORMANCE                  PERFORMANCE
                                                                                   REQUIREMENTS                  REQUIREMENTS

3)  INVOICE ACCURACY        3) INVOICE ACCURACY       3) INVOICE ACCURACY      3) INVOICE ACCURACY          3) INVOICE ACCURACY

                               a) 98% of all             a) Designated VHA        a) 1 point 96 - 97.5%        a) 1 point 98.5 -
                                  invoices (100%            Member or Affiliate                                           99.0%
                                  after 810 and 832         needs to provide      b) 2 points 94.5 - 96.0%
                                  go into effect).          to ADA with correct                                b) 2 points 99.1 -
                                                            information 30 days   c) 3 points (less than)                  100%
                               b) Measured on a             in advance on all                   94.0%
                                  monthly average           non-contract product
                                  of line items             pricing.
                                  ordered versus
                                  line items invoiced    b) All product numbers
                                  correctly.                must be provided to
                                                            ADA at time of order.

                                                         c) All orders need to
                                                            include the correct
                                                            product numbers.

                                                         d) All orders need to be
                                                            placed prior to normal
                                                            ADA branch cutoff time.
                                                            Normal ADA branch cutoff
                                                            time needs to be provided
                                                            to Designated VHA Member
                                                            or Affiliate by ADA branch.





      SERVICE                 ADA PERFORMANCE             VHA HCO                 ADA PENALTY FOR               ADA REWARD FOR
  RESPONSIBILITY                REQUIREMENTS             PERFORMANCE              FAILURE TO MEET                 EXCEEDING
                                                         REQUIREMENTS               PERFORMANCE                  PERFORMANCE
                                                                                   REQUIREMENTS                  REQUIREMENTS

4)  PICKING ERRORS           4) PICKING ERRORS          4) PICKING ERRORS         4) PICKING ERRORS            4) PICKING ERRORS

                                a) 98% of all orders       a) Designated VHA         a) 1 point 96 - 97.5%        a) 1 point 98.1
                                   received.                  Member or Affiliate                                         - 99.0%
                                                              needs to provide       b) 2 points 94.5 - 95.5%
                                b) Measured monthly           product numbers at                                  b) 2 points 99.1
                                   based on line items        time of order.         c) 3 points (less than)                - 100%
                                   ordered versus line                                            94.4%
                                   items picked            b) All orders need to
                                   correctly.                 provide correct
                                                              product numbers.

                                                           c) Designated VHA Member
                                                              or Affiliate needs to
                                                              report to ADA by end
                                                              of same business day
                                                              order errors, and ADA
                                                              cannot take orders into
                                                              system prior to product
                                                              numbers being received.

                                                            d) All orders must be placed
                                                               prior to normal ADA branch
                                                               cutoff time. ADA branch needs
                                                               to provide to Designated
                                                               VHA Member or Affiliate the
                                                               order cutoff time.



The point system works as follows:

    1) Each point is worth [this confidential information has been omitted and filed separately withthe Commission]; points are not rolled from month to month.

    2) Measurement is as follows:

       a) "A" Fill Rate is measured on monthly average.
       b) "Formulary Fill Rate" is measured on monthly average.
       c) Invoice Accuracy is measured as a monthly average of line items ordered versus line items invoiced correctly.
       d) Picking Errors are measured as a monthly average of line items ordered versus line items picked correctly.

    3) Each Category is measured on its own merit.

    4) Invoice Accuracy and Picking Errors measurements begin on 12/1/95.

    5) "A" and Formulary Item Fill Rate measurement will begin based on time line established in Schedule 22A.



                                   SCHEDULE 22B
                          ADA Service Responsibilities
                               Penalty Notification


HEALTH CARE ORGANIZATION   ________________________________________________

CITY, STATE                ________________________________________________

ADA PARTNER                ________________________________________________

ADA BRANCH/DC              ________________________________________________


This serves as official 30-day notification that the HCO intends to monitor the ADA under Schedule 22 of the VHA ADA agreement for service responsibilities. Specifically, the HCO is concerned with the following service responsibility criteria (check all that apply):

            __________          "A" Item Fill Rate

            __________          Formulary Fill Rate

            __________          Invoice Accuracy

            __________          Picking Errors

The ADA partner will be accountable to the HCO for the service penalties outlined in Schedule 22A beginning the first month after the 30-day notification.



__________________________________________________________     ________________
Health Care Organization                                       Date


________________________________
Effective Date